Earnings per share	12 Months Ended
Mar. 31, 2015
Earnings per share
Earnings per share

10.  Earnings per share

Basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of outstanding ordinary shares, adjusted for outstanding ordinary shares that are subject to repurchase.

For the calculation of diluted earnings per share, net income attributable to ordinary shareholders for basic earnings per share is adjusted by the effect of dilutive securities, including share-based awards, under the treasury stock method. In addition, the computation of the diluted earnings per share assumes the conversion of Convertible Preference Shares since their issuance. Potentially dilutive securities have been excluded from the computation of diluted net income per share if their inclusion is anti-dilutive.

The following table sets forth the computation of basic and diluted net income per share/ADS for the following periods:

	Year ended March 31,
	2013	2014	2015
	(in millions of RMB, except share data and per share data)
Numerator:
Net income attributable to ordinary shareholders for computing net income per ordinary share — basic	8,404	23,076	24,149
Reversal of accretion of Convertible Preference Shares	17	31	15
Reversal of dividend of Convertible Preference Shares	111	208	97

Net income attributable to ordinary shareholders for computing net income per ordinary share — diluted	8,532	23,315	24,261
Shares (denominator):
Weighted average number of shares used in calculating net income per ordinary share — basic (million shares)	2,294	2,175	2,337
Adjustments for dilutive share options and RSUs (million shares)	46	66	120
Conversion of Convertible Preference Shares (million shares)	49	91	43

Weighted average number of shares used in calculating net income per ordinary share — diluted (million shares)	2,389	2,332	2,500
Net income per ordinary share/ADS — basic (RMB)	3.66	10.61	10.33

Net income per ordinary share/ADS — diluted (RMB)	3.57	10.00	9.70